EXHIBIT 99

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of Cooperative Bankshares, Inc. (the "Company") as filed with the Securities and Exchange Commission on November 13, 2002 (the "Report"), I, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company



                               By:/s/ Frederick Willetts, III
                                  ----------------------------------------------
                                  Name:  Frederick Willetts, III
                                  Title:  President and Chief Executive Officer




                               By:/s/ Todd Sammons
                                  ----------------------------------------------
                                  Name: Todd Sammons
                                  Title: Senior Vice President and Chief
                                           Financial Officer

Date: November 13, 2002



                                       23